                             FIRST AMENDED AND RESTATED
                               BUFFALO WILD WINGS, INC.
                               1995 STOCK OPTION PLAN


                                     SECTION 1.
                                    DEFINITIONS

     As used herein, the following terms shall have the meanings indicated below:

     (a)  "Affiliates" shall mean a Parent or Subsidiary of the Company.

     (b) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. In the event the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, each of the members of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934 as amended.

     (c) The "Company" shall mean Buffalo Wild Wings, Inc., a Minnesota corporation.

     (d) "Fair Market Value" shall mean (i) if such stock is reported in the national market system or is listed upon an established stock exchange or exchanges, the reported closing price of such stock in such national market system or on such stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so reported in the national market system or listed upon an established stock exchange, the average of the closing "bid" and "asked" prices quoted by a recognized specialist in the Common Stock of the Company on the date the option is granted, or if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of the date the option is granted, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to all such options.

     (e) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

     (f) "Option Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 12) reserved for options pursuant to this Plan.

     (g) The "Optionee" means an employee of the Company or any Subsidiary to whom an incentive stock option has been granted pursuant to Section 9, or a consultant or advisor to or director, employee or officer of the Company or any Subsidiary to whom a nonqualified stock option has been granted pursuant to
     Section 10.

     (h) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

     (i) The "Plan" means the bw-3, Inc. 1995 Stock Option Plan, formerly known as the JMS Associates, Inc. 1995 Stock Option Plan, as amended from time to time, including the form of Option Agreements as they may be modified by the Board from time to time.

     (j) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.


                                     SECTION 2.

                                      PURPOSE

     The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants and advisors, upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

     It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "Incentive Stock Options" under the provisions of Section 422 of the Internal Revenue Code, and through the granting of "Nonqualified Stock Options" pursuant to Section 10 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors.


                                     SECTION 3.

                               EFFECTIVE DATE OF PLAN

     The Plan became effective as of its date of adoption by the Board of Directors of the Company on April 18, 1995.

                                     SECTION 4.

                                   ADMINISTRATION

     The Plan shall be administered by the Board of Directors of the Company (the "Board") or, to the extent empowered by the Board, by a Stock Option Committee (the "Committee") and as defined in Section 1(f) of this Plan, which may be appointed by the Board from time to time (the Board and Committee are sometimes hereinafter referred to as the "Administrator"). The Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.

     In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.


                                     SECTION 5.

                                    PARTICIPANTS

     The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees, directors, officers, directors, consultants, and advisors of the Company or of any subsidiary to whom nonqualified stock options shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction. The Administrator shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Subsidiary to whom incentive stock options shall be granted under this Plan. The Administrator may grant additional incentive stock options or nonqualified stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Administrator shall also determine the number of shares to be optioned to each such participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.

                                     SECTION 6.

                                       STOCK

     The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Common Stock. Two Hundred Fifty Thousand (250,000) shares of Common Stock shall be reserved and available for options under the Plan, subject to adjustment as provided in Section 12 of the Plan. In the event that any outstanding option granted under this Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Common Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.


                                     SECTION 7.

                                  DURATION OF PLAN

     Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from April 18, 1995, the date the Plan was approved by the Board of Directors. Nonqualified stock options may be granted pursuant to the Plan from time to time after the date the Plan is adopted by the Board of Directors and until the Plan is discontinued or terminated by the Board.

                                     SECTION 8.

                                      PAYMENT

     Subject to the approval of the Administrator, Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, certified check, Common Stock of the Company valued at such stock's then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Optionee and may exercise such discretion any time prior to the termination of the option granted to the Optionee or upon any exercise of the Option by the Optionee. With respect to payment in the form of Common Stock of the Company, the Administrator may adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.


                                     SECTION 9.

                  TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

     Each incentive stock option granted pursuant to the Plan shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

     (a) NUMBER OF SHARES AND OPTION PRICE. The Option Agreement shall state the total number of shares covered by the incentive stock option. The option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that, if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock per share on the date of the grant of the option.

     (b) TERM AND EXERCISABILITY OF INCENTIVE STOCK OPTION. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator, but in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if an Optionee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, then in no event shall any incentive stock option be exercisable during a term of more than five years after the date on which it is granted. The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercise date of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

     (c) OTHER PROVISIONS. The Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "Incentive Stock Option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.


                                    SECTION 10.

                 TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

     Each nonqualified stock option granted pursuant to the Plan shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Administrator, and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

     (a) NUMBER OF SHARES AND OPTION PRICE. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. unless otherwise determined by the Administrator, the option price per share shall be equal to one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option.

     (b) TERM AND EXERCISABILITY OF NONQUALIFIED STOCK OPTION. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement. The Administrator may accelerate the exercise date of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

     (c) WITHHOLDING. The Company shall be entitled to withhold and deduct from future wages of the Optionee all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related taxes attributable to the Optionee's exercise of a nonqualified stock option. In the event the Optionee is required under the Option Agreement to pay to the Company, or make arrangements satisfactory to the Company respecting payment of, any federal, state, local or other taxes required by law to be withheld with respect to the option's exercise, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to Optionee as a result of the option's exercise equal to the amount required to be withheld for tax purposes. Any stock elected to be withheld shall be valued at its "Fair Market Value," as of the date the amount of tax to be withheld is determined under applicable tax law. The Optionee's election to have shares withheld for this purpose shall be made on or before the date the option is exercised, or if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall also comply with such rules as may be adopted by the Administrator to assure compliance with Rule 16b-3, as then in effect, of the General Rules-and Regulations under the Securities Exchange Act of 1934, if applicable.

     (d) OTHER PROVISIONS. The Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

                                    SECTION 11.

                                TRANSFER 'OF OPTION

     No incentive stock option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee's lifetime, the option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any incentive stock option granted under the Plan during the Optionee's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

     The Administrator may, in its sole discretion, permit the Optionee to transfer any or all nonqualified stock options to any member of the Optionee's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Optionee's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Optionee receives no consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such -nonqualified stock option immediately prior to its transfer.


                                    SECTION 12.

                      RECAPITALIZATION, SALE, MERGER, EXCHANGE
                            CONSOLIDATION OR LIOUIDATION

     In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Common Stock covered by each outstanding option and the price per share thereof shall be equitably adjusted by the Board of Directors to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

     Unless otherwise provided in the stock option agreement, in the event of the sale by the Company of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off) or liquidation of the Company (collectively referred to as a "transaction"), the Board may provide for one or more of the following:

     (a) the equitable acceleration of the exercisability of any outstanding options hereunder;

     (b) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior the effectiveness of such transaction);

     (c) that Optionees holding outstanding incentive or nonqualified options shall receive, with respect to each share of Option Stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such option stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Optionees shares of stock of the Company or shares of stock of any corporation succeeding the company by reason of such transaction, such shares having a value equal to the cash payment herein; or

     (d) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

The Board may restrict the rights of or the applicability of this Section 12 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                                    SECTION 13.

                                 INVESTMENT PURPOSE

     No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Common Stock to Optionee, the Administrator may require Optionee to
(a) represent that the shares of Common Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and
(b) represent that Optionee shall not dispose of the shares of Common Stock in violation of the Securities Act of 1933 or any other applicable securities laws. Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 13.

                                    SECTION 14.

                              RIGHTS AS A SHAREHOLDER

     An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares (except as otherwise provided in Section 12 above). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 12).


                                    SECTION 15.

                               AMENDMENT OF THE PLAN

     The Board of Directors of the Company may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall, (i) increase the number of shares subject to the Plan except as provided in Section 12 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) increase the benefits accruing to Optionees under the Plan, unless such revision or amendment is approved by the shareholders of the Company. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of "Incentive Stock Options" as defined in
Section 422 of the Internal Revenue Code.


                                    SECTION 16.

                          NO OBLIGATION TO EXERCISE OPTION

     The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee in its employ for any period.

                              BUFFALO WILD WINGS, INC.

                          INCENTIVE STOCK OPTION AGREEMENT

     THIS AGREEMENT, made this _____ day of ________, 1998, by and between BUFFALO WILD WINGS, INC., a Minnesota corporation (the "Company"), and ________________ (the "Optionee").

                                    WITNESSETH:

     WHEREAS, the Optionee on the date hereof is an employee of the Company or a Subsidiary of the Company; and

     WHEREAS, to induce the Optionee to continue in its employ and to further the Optionee's efforts in its behalf, the Company desires to grant to the Optionee an incentive stock option to purchase shares of its Common Stock;

     WHEREAS, the Company's Board of Directors has adopted a stock option plan providing for the grant of incentive stock options known as the "bw-3, Inc. 1995 Stock Option Plan" (hereinafter referred to as the "Plan"); and

     WHEREAS, on the date hereof, the Company's Board of Directors authorized the grant of this incentive stock to the Optionee;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Optionee hereby agree as follows:

     1. GRANT OF OPTION. The Company hereby grants to the Optionee, on the date of this Agreement, ("Date of Grant") the option to purchase ______________ shares of Common Stock of the Company (the "Option Stock") subject to the terms and conditions herein contained, and subject only to adjustment in such number of shares as provided in Section 12 of the Plan. To the extent permitted under
Section 422(d) of the Internal Revenue Code, the option granted herein is intended by the parties to be, and shall be treated as, an incentive stock option as such term is defined under Section 422 of the Internal Revenue Code.

     2. OPTION PRICE. During the term of this option, the purchase price for the shares of Option Stock granted herein is _______ per share, subject only to adjustment of such price as provided in Section 12 of the Plan.

     3. TERM OF OPTION. The term during which this option may be exercised expires at the close of business on _______, unless terminated earlier under the provisions of Paragraphs 10, 11 or 12 below. This option shall not be exercisable during the first year after the Date of Grant. Thereafter, on each succeeding anniversary of the Date of Grant, this Option shall become exercisable to the extent of twenty-five percent (25%) of the aggregate number of shares specified in paragraph 1, until the earlier of: (i) the time the option shall have become exercisable to the extent of one hundred percent (100%) of the total number of shares granted, and (ii) the termination of the option as provided herein. Once the option becomes exercisable to the extent of one hundred percent (100%) of the aggregate number of shares specified in Paragraph 1, the Optionee may continue to exercise this option under the terms and conditions of this Agreement until the termination of the option as provided herein. If Optionee does not purchase upon an exercise of this option the full number of shares which Option is then entitled to purchase, Optionee may purchase upon any subsequent exercise prior to this option's termination such previously unpurchased shares in addition to those Optionee is otherwise entitled to purchase. If this option has been granted prior to approval of the Plan by the Company's shareholders, this option shall not be exercisable until such approval is obtained.

     4. PERSONAL EXERCISE BY OPTIONEE. This option shall, during the lifetime of the Optionee, be exercisable only by said Optionee and shall not be transferable by the Optionee, in whole or in part, other than by will or by the laws of descent and distribution.

     5. MANNER OF EXERCISE OF OPTION. This option is to be exercised by the Optionee (or by the Optionee's successor or successors) by giving written notice to the Company of an election to exercise such option. Such notice shall specify the number of shares to be purchased hereunder and shall specify a date (not more than 30 calendar days and not less than 10 calendar days from the date of delivery of the notice to the Company) on which the Optionee shall deliver payment of the full purchase price for the shares being purchased and the Company shall deliver certificates to the Optionee representing the shares so purchased. Such notice shall be delivered to the Company at its principal place of business. An option shall be considered exercised at the time the Company receives such notice. Upon receipt of such notice and subject to the provisions of Paragraph 9 below, the Company shall, on the date specified in such notice and upon payment by the Optionee of the required purchase price, deliver to the Optionee certificates for the shares so purchased. Payment for shares of Option Stock may be made in the form of cash, certified check, Common Stock of the Company, or any combination thereof. Any stock so tendered as part of such payment shall be valued at its then "fair market value" as provided in the Plan.

     6. RIGHTS AS A SHAREHOLDER. The Optionee or a transferee of this option shall have no rights as a shareholder with respect to any shares covered by this option until the date of the issuance of a stock certificate for such shares.
No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 12 of the Plan.

     7. STOCK OPTION PLAN. The option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan is attached hereto or has been made available to the Optionee and is hereby made a part of this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this option and the Optionee, and in the event of any question as to the construction of this Agreement or of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.

     8. WITHHOLDING TAXES ON DISQUALIFYING DISPOSITION BY OPTIONEE. In the event of a disqualifying disposition of Option Stock by Optionee, Optionee hereby agrees to inform the Company of such disposition. Upon notice of a disqualifying disposition or upon independently learning of such a disposition, the Company shall withhold from whatever payments are due Optionee appropriate state and federal income taxes as required by law. In the event the Company is unable to withhold such taxes, for whatever reason, Optionee hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under state or federal law.

     9. INVESTMENT PURPOSE. The Company requires as a condition to the grant and exercise of this option that any stock acquired pursuant to this option be acquired for only investment if, in the opinion of counsel for the Company, such is required or deemed advisable under securities laws or any other applicable law, regulation or rule of any government or governmental agency. In this regard, if requested by the Company, the Optionee, prior to the acquisition of any shares pursuant to this option, shall execute an investment letter to the effect that the Optionee is acquiring shares pursuant to the option for investment purposes only and not with the intention of making any distribution of such shares and will not dispose of the shares in violation of the applicable federal and state securities laws.

     10. TERMINATION OF EMPLOYMENT (OTHER THAN DISABILITY OR DEATH). If Optionee ceases to be an employee of the Company or any Subsidiary for any reason (including without limitation, termination of employment as a result of the reorganization, sale or liquidation by the Company or the Subsidiary which employs Optionee where Optionee does not thereafter continue as an employee of the Company or other Subsidiary), other than because of disability or death, this Option shall completely terminate on the earlier of (I) the close of business on the three month anniversary date of such termination of employment, and (ii) the expiration date of this Option stated in Paragraph 3 above. In such period following such termination of employment, this Option shall be exercisable only to the extent the Option was exercisable on the date of the Optionee's termination of employment but had not previously been exercised. To the extent this Option was not exercisable upon such termination of employment, or if the Optionee does not exercise the Option within the term specified in this Paragraph, all rights of the Optionee under this Option shall be forfeited.

     11. DEATH OF OPTIONEE. If the Optionee dies (I) while in the employ of the Company or any Subsidiary, or (ii) within the period of three months after the termination of his/her employment with the Company or any Subsidiary as provided in Paragraph 10, or (iii) within one year after termination of employment because of disability as provided in Paragraph 12, this option shall terminate on the earlier of (I) the close of business on the one year anniversary date of the Optionee's death, and (ii) this option's originally stated expiration date. In such period following the Optionee's death, this option may be exercised only by the person or persons to whom the Optionee's rights under this option shall have passed by the Optionee's will or by the laws of descent and distribution, and only to the extent the option was exercisable on the date of death but had not previously been exercised.

     12. TERMINATION OF EMPLOYMENT BY REASON OF DISABILITY. If Optionee ceases to be an employee of the Company or any Subsidiary before the original stated expiration of this option and such termination of employment is due to disability (as defined in Section 22 (3)(3) of the Internal Revenue Code of 1986, as amended),; this option shall terminate on the earlier of (I) one year after the date of such termination of employment due to disability and (ii) this option's originally stated expiration date. In such period following such termination of employment due to disability, this option shall be exercisable only to the extent that it was exercisable on the date of termination of employment due to disability but had not previously been exercised.

     13. RECAPITALIZATION, SALES, MERGERS, EXCHANGES, CONSOLIDATIONS, LIQUIDATION. In the event of a stock dividend or stock split, the number of shares of Option Stock and option exercise price shall be adjusted as provided in Section 12 of the Plan. Similarly, in the event of a sale, merger, exchange, consolidation or liquidation of the Company, this option shall be adjusted as provided in Section 12 of the Plan.

     14. SCOPE OF AGREEMENT. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and the Optionee and any successor or successors of the Optionee permitted by Paragraph 4 above.

     IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement in the manner appropriate to each, as of the day and year first above written.


                                   BUFFALO WILD WINGS, INC.


                                   By
                                      ------------------------------------------
                                        President

                                   ---------------------------------------------
                                        Optionee

                              BUFFALO WILD WINGS, INC.

                        NONQUALIFIED STOCK OPTION AGREEMENT

     THIS AGREEMENT, made this ____ day of ___________ by and between BUFFALO WILD WINGS, INC., a Minnesota corporation (the "Company"), and (the "Optionee");

                                    WITNESSETH:

     WHEREAS, the Optionee on the date hereof is a director of the Company; and

     WHEREAS, to induce the Optionee to further the Optionee's efforts in its behalf, the Company desires to grant to the Optionee a nonqualified stock option to purchase shares of its Common Stock;

     WHEREAS, the Company's Board of Directors has adopted a stock option plan providing for the grant of nonqualified stock options known as the "First Amended and Restated bw-3, Inc. 1995 Stock Option Plan" (hereinafter referred to as the "Plan"); and

     WHEREAS, on the date hereof, the Company's Board of Directors authorized the grant of this nonqualified stock option to the Optionee;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Optionee hereby agree as follows:


     1.   GRANT OF OPTION.  The Company hereby grants to the Optionee, on the
date of this Agreement, the option to purchase                    shares of
Common Stock of the Company (the "Option Stock") subject to the terms and conditions herein contained, and subject only to adjustment in such number of shares as provided in Section 12 of the Plan. The parties intend that the option granted herein shall not be, and shall not be treated as, an incentive stock option as such term is defined under Section 422 of the Internal Revenue Code.

     2. OPTION PRICE. During the term of this option, the purchase price for the shares of Option Stock granted herein is ____ per share, subject only to adjustment of such price as provided in Section 12 of the Plan.

     3.   TERM OF OPTION.  The term during which this option may be exercised
expires at the close of business on          , unless terminated earlier under
the provisions of Paragraphs 10, 11 or 12 below. This option shall not be excercisable until the anniversary date of the execution of this Agreement or until the date of the next Shareholders' meeting for the election of directors, whichever occurs first. Upon such date, and thereafter, until this option expires or is terminated as provided herein, this option shall be exercisable to the extent of one hundred (100%) of the aggregate number of shares specified in paragraph 1. If Optionee does not purchase upon an exercise of this option the full number of shares which Optionee is then entitled to purchase, Optionee may purchase upon any subsequent exercise prior to this option's termination such previously unpurchased shares in addition to those Optionee is otherwise entitled to purchase. If this option has been granted prior to approval of the Plan by the Company's shareholders, this option shall not be exercisable until such approval is obtained.

     4. PERSONAL EXERCISE BY OPTIONEE. This option shall, during the lifetime of the Optionee, be exercisable only by said Optionee and shall not be transferable by the Optionee, in whole or in part, other than by will or by the laws of descent and distribution.

     5. MANNER OF EXERCISE OF OPTION. This option is to be exercised by the Optionee (or by the Optionee's successor or successors) by giving written notice to the Company of an election to exercise such option. Such notice shall specify the number of shares to be purchased hereunder and shall specify a date (not more than 30 calendar days and not less than 10 calendar days from the date of delivery of the notice to the Company) on which the Optionee shall deliver payment of the full purchase price for the shares being purchased and the Company shall deliver certificates to the Optionee representing the shares so purchased. Such notice shall be delivered to the Company at its principal place of business. An option shall be considered exercised at the time the Company receives such notice. Upon receipt of such notice and subject to the provisions of Paragraph 9 below, the Company shall, on the date specified in such notice and upon payment by the Optionee of the required purchase price, deliver to the Optionee certificates for the shares so purchased. Payment for shares of Option Stock may be made in the form of cash, certified check, Common Stock of the Company, or any combination thereof. Any stock so tendered as part of such payment shall be valued at its then "fair market value" as provided in the Plan.

     6. RIGHTS AS A SHAREHOLDER. The Optionee or a transferee of this option shall have no rights as a shareholder with respect to any shares covered by this option until the date of the issuance of a stock certificate for such shares.
No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 12 of the Plan.

     7. STOCK OPTION PLAN. The option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan is attached hereto or has been made available to the Optionee and is hereby made a part of this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this option and the Optionee, and in the event of any question as to the construction of this Agreement or of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.

     8. WITHHOLDING TAXES. In order to permit the Company to receive a tax deduction in connection with the exercise of this option, the Optionee agrees that as a condition to any exercise of this option, the Optionee will also pay to the Company, or make arrangements satisfaction, to the Company regarding payment of any federal, state, local or other taxes required by law to be withheld with respect to the option's exercise.

     9. INVESTMENT PURPOSE. The Company requires as a condition to the grant and exercise of this option that any stock acquired pursuant to this option be acquired for only investment if, in the opinion of counsel for the Company, such is required or deemed advisable under securities laws or any other applicable law, regulation or rule of any government or governmental agency. In this regard, if required by the Company, the Optionee, prior to the acquisition of any shares pursuant to this option, shall execute an investment letter to the effect that the Optionee is acquiring shares pursuant to the option for investment purposes only and not with the intention of making any distribution of such shares and will not dispose of the shares in violation of the applicable federal and state securities laws.

     10. TERMINATION OF EMPLOYMENT (OTHER THAN DISABILITY OR DEATH). If Optionee ceases to be a director of the Company or any Subsidiary for any reason (including without limitation, termination as a director as a result of the reorganization, sale or liquidation by the Company or the Subsidiary or which Optionee is a director where Optionee does not thereafter continue as a director of the Company or another Subsidiary), other than because of disability or death, this option shall completely terminate on the earlier of (i) the close of business on the three month anniversary date of such termination as a director, and (ii) the expiration date of this option stated in Paragraph 3 above. In such period following such termination as a director, this option shall be exercisable only to the extent the option was exercisable on the date of the Optionee's termination as a director but had not previously been exercised. To the extent this option was not exercisable upon such termination as a director, or if the Optionee does not exercise the option within the term specified in this paragraph, all rights of the Optionee under this option shall be forfeited.

     11. DEATH OF OPTIONEE. If the Optionee dies (i) while a director of the Company or any Subsidiary, or (ii) within the period of three months after the termination as a director with the Company or any Subsidiary as provided in Paragraph 10, or (iii) within one year after the termination as a director because of disability as provided in Paragraph 12, this option shall terminate on the earlier of (i) the close of business on the one year anniversary date of the Optionee's death, and (ii) this option's originally stated expiration date. In such period following the Optionee's death, this option may be exercised only by the person or persons to whom the Optionee's rights under this option shall have passed by the Optionee's will or by the laws of descent and distribution, and only to the extent the option was exercisable on the date of death but had not previously been exercised.

     12. TERMINATION OF EMPLOYMENT BY REASON OF DISABILITY. If Optionee ceases to be a director of the Company or any Subsidiary before the original stated expiration of this option and such termination as a director is due to disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), this option shall terminate on the earlier of (i) one year after the date of such termination as a director due to disability and (ii) this option's originally stated expiration date. In such period following such termination as a director, this option shall be exercisable only to the extent that it was exercisable on the date of termination of employment due to disability but had not previously been exercised.

     13. RECAPITALIZATION, SALES, MERGERS, EXCHANGES, CONSOLIDATIONS, LIQUIDATION. In the event of a stock dividend or stock split, the number of shares of Option Stock and option exercise price shall be adjusted as provided in Section 12 of the Plan. Similarly, in the event of a sale, merger, exchange, consolidation or liquidation of the Company, this option shall be adjusted as provided in Section 12 of the Plan.

     14. SCOPE OF AGREEMENT. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and the Optionee and any successor or successors of the Optionee permitted by Paragraph 4 above.


                                   BUFFALO WILD WINGS, INC.


                                   By
                                      ------------------------------------------
                                        President

                                   ---------------------------------------------
                                        Optionee